Exhibit 10.1

EXCHANGE AGREEMENT

                     (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with Iconix Brand Group, Inc., a Delaware corporation (the “Company”), on [            ], 2016, whereby the Holders will exchange (the “Exchange”) the Company’s 1.50% Convertible Senior Subordinated Notes due 2018 (the “Notes”) for shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a cash payment.

On and subject to the terms hereof, the parties hereto agree as follows:

Article I: Exchange of the Notes for Common Stock and Cash

At the Closing (as defined herein), the Undersigned hereby agrees to cause the Holders to exchange and deliver to the Company the following principal amount of the Notes, and in exchange therefor the Company hereby agrees to issue to the Holders the number of shares of Common Stock set forth below and to pay in cash the following amounts for any accrued but unpaid interest on such Notes and for additional consideration in the Exchange, pursuant to this Article I:

Principal Amount of Notes to be Exchanged: $[        ] (the “Exchanged Notes”).

Number of Shares of Common Stock to be issued in the Exchange: [                    ] (the “Shares”).

DTC Participant Number for Delivery of Shares:

DTC Participant Name:

Cash for Additional Exchange Consideration and Accrued but Unpaid Interest (the “Cash Payment”): $

Wire Instructions

Bank Name:

ABA#:

For Credit To:

Account #:

Unless delayed as set forth below, the closing of the Exchange (the “Closing”) shall occur on a date (the “Closing Date”) no later than three business days after the date of this Agreement. At the Closing, (a) each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Notes free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Exchanged Notes free and clear of any Liens, and (b) the Company shall deliver to each Holder the number of Shares and the portion of the Cash Payment specified on Exhibit A hereto (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, all of the Shares and Cash Payment specified above); provided, however, that the parties acknowledge that the Company may delay the Closing and the delivery of the Shares to the Holders due to procedures and mechanics within the system of the Depository Trust Company or The NASDAQ Stock Market LLC or NASDAQ Global Market (the “NASDAQ”) (including the procedures and mechanics regarding the listing of the Shares on the

NASDAQ), or events beyond the Company’s control, and that such delay will not be a default under this Agreement so long as the Company is using its commercially reasonable efforts to effect the issuance of the Shares.

Article II: Covenants, Representations and Warranties of the Holders

The Undersigned, for itself and each Holder, hereby covenants as follows and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and Guggenheim Securities, LLC, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. Each Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Exchanged Notes, (iii) the number of Shares to be issued to such Account in respect of its Exchanged Notes, and (iv) the portions of the Cash Payment to be paid to such Account.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and each Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and each Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or any Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or any Holder is a party or by which the Undersigned or any Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or any Holder.

Section 2.3 Title to the Exchanged Notes. Each Holder is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Notes). Each Holder has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that any Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). Each Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights, title or interest in and to its Exchanged Notes, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes. Upon each Holder’s delivery of its Exchanged Notes to the Company pursuant to the Exchange, such Exchanged Notes shall be free and clear of all Liens created by such Holder.

Section 2.4 Accredited Investor or Qualified Institutional Buyer. Each Holder is (i) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act.

Section 2.5 No Affiliate, Related Party or 5% Shareholder Status. No Holder is, and has been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, no Holder acquired any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company. Each Holder and its Affiliates collectively beneficially own and will beneficially own as of the Closing Date (but without giving effect to the Exchange) (i) less than 5% of the aggregate outstanding shares of the Company’s Common Stock, and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s shareholders for a vote (the “Voting Power”). No Holder is a subsidiary, affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company or beneficial owner of 5% or more of the outstanding Common Stock or Voting Power (each such director, officer or beneficial owner, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of any Holder.

Section 2.6 No Illegal Transactions. Neither of the Undersigned and the Holders have, directly or indirectly, nor any person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the Exchange, other than the Undersigned’s representatives who reasonably need to have access to such information, or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by the Company, Guggenheim Securities, LLC or any other person regarding the Exchange, this Agreement or an investment in the Common Stock or the Company. Each of the Undersigned and the Holders covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Exchange, other than the Undersigned’s representatives who reasonably need to have access to such information, or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and each Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and each Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries or affiliates of the Undersigned or the Holders that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Holders’ respective legal or compliance department (and thus have not been privy to any information concerning the Exchange), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Exchange provided by, the Undersigned.

Section 2.7 Adequate Information; No Reliance. Each Holder acknowledges and agrees that (a) each Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) each Holder has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) each Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such

Exchange, (d) each Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, Guggenheim Securities, LLC, except for (i) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act and (ii) the representations and warranties made by the Company in this Agreement and (e) Guggenheim Securities, LLC is acting solely as the Company’s financial advisor in connection with the Exchange.

Section 2.8 Tax Consequences. Each Holder understands that the tax consequences of the transactions contemplated hereby will depend in part on its own tax circumstances. Each Holder acknowledges that it must consult its own tax adviser about the federal, foreign, state and local tax consequences peculiar to its circumstances.

Section 2.9 Investment Intent; Transfer Restrictions. Each Holder is acquiring the Shares solely for investment and not with a current view to any distribution thereof or with any present intention of otherwise distributing in violation of the Securities Act. Each Holder understands that the offer and sale of the Shares has not been registered under the Securities Act and that the Shares may not be sold or transferred by it, except in accordance with the registration requirements of the Securities Act and any applicable state securities regulations or an exemption from such registration requirements or regulations.

Section 2.10 Holding Period. A minimum of twelve months has elapsed since the date of acquisition of the Notes from the Company or an affiliate of the Company, and payment of the full purchase price, by each of the Undersigned and the Holders or any other non-affiliate of the Company whose holding period may be combined with that of each of the Undersigned and the Holders in accordance with Rule 144(d) promulgated under the Securities Act.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders and Guggenheim Securities, LLC, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

Section 3.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Company’s charter, bylaws or other organizational documents, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3 Valid Issuance of Common Stock. The Shares have been duly authorized by the Company and, when issued and delivered pursuant to the Exchange against delivery of the Exchanged Notes in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and non-assessable. The Shares will not, at the Closing, be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Holder’s representations and warranties hereunder, the Shares (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, (b) will, at the Closing, be free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act, and (c) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Shares.

Section 3.4 Listing. The Company shall use its reasonable best efforts to cause the Shares issued in the Exchange to be approved for listing on the NASDAQ, at the Closing or as promptly as practicable thereafter, subject to official notice of issuance.

Section 3.5 Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange (to the extent not previously publicly disclosed). For the avoidance of doubt, such disclosure will not include the names of or other information on the Undersigned or any other Holder that is participating in the conversion.

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Costs and Expenses. The Undersigned, the Holders and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees and any brokers’ fees.

Section 4.4 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:	“COMPANY”:

ICONIX BRAND GROUP, INC.

(in its capacities described in the first paragraph hereof)

By:	By:

Name:	Name:

Title:	Title:

Signature Page to Exchange Agreement

1.50 % Convertible Senior Subordinated Notes due 2018 for Common Stock and Cash

EXHIBIT A

Exchanging Beneficial Owners

Name of Beneficial Owner	Principal Amount of Exchanged Notes	Number of Shares of Common Stock	Portion of Cash Payment